UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2014 (June 2, 2014)

MICRONET ENERTEC TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35850	27-0016420
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

28 West Grand Avenue, Suite 3, Montvale, New Jersey	07645
(Address of principal executive offices)	(Zip Code)

(201) 225-0190
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, the terms “we”, “us” or “our” refer to Micronet Enertec Technologies, Inc.

Explanatory Note

On June 6, 2014, we filed a Current Report on Form 8-K (the "Original Form 8-K"), to report that Micronet Ltd. ("Micronet"), our majority owned subsidiary, had completed the acquisition of certain assets and liabilities of Beijer Electronics Inc's (the "Seller") U.S. vehicle business and operations business (the "Vehicle Business"). We are amending the Original Form 8-K to include historical financial information required by Item 9.01(a) of Form 8-K and pro forma financial information required by Item 9.01(b) of Form 8-K in connection with our acquisition of our Vehicle Business.

Item 9.01. Financial Statements and Exhibits.

This Current Report on Form 8-K/A includes: (a) the audited consolidated carve-out financial statements of the Vehicle Business as of and for the two years ended December 31, 2013, and the unaudited condensed consolidated carve-out financial statements of the Vehicle Business as of and for the three months ended March 31, 2014, and (b) certain unaudited pro forma financial statements for us which give effect to our acquisition of the Vehicle Business from the Seller. This historical and pro forma financial information is not necessarily indicative of the expected financial position or results of operations for any future period. Differences could result from numerous factors, including the pace and success of the integration of the Vehicle Business, gaining market share, broadening and diversifying our customer base, expansion of our operations, future growth, future product offerings and our ability to serve a broad range of verticals in the market in which we operate. Consequently, actual future results are likely to be different than amounts presented in the unaudited pro forma financial statements related to our acquisition of the Vehicle Business and such differences could be significant.

(a) Financial Statements of Businesses Acquired.

The audited carve-out balance sheets, carve-out statements of operations, carve-out statements of changes in parent's equity and carve-out statements of cash flows of the Vehicle Business as of and for the two years ended December 31, 2013, and the related notes to such financial statements, together with the independent auditor’s report, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference in this Item 9.01(a).

The unaudited carve-out balance sheets as of March 31, 2014, carve-out statements of operations and carve-out statements of cash flows of the Vehicle Business as of and for the three months ended March 31, 2014, and the related notes to such financial statements, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference in this Item 9.01(a).

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of March 31, 2014, the unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2014 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2013, and the related notes to such financial statements, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference in this Item 9.01(b).

(d) Exhibits.

23.1	Consent of Ziv Haft, Certified Public Accountants, BDO Member firm.

99.1	Audited Carve-out Financial Statements of the Vehicle Business of Beijer Electronics, Inc. as of and for the two years ended December 31, 2013.

99.2	Unaudited Carve-out Financial Statements of Vehicle Business of Beijer Electronics, Inc. as of and for the three months ended March 31, 2014.

99.3
Unaudited Pro Forma Condensed Combined Balance Sheet of Micronet Enertec Technologies, Inc.  as of March 31, 2014, Unaudited Pro Forma Condensed Combined Statements of Operations of Micronet Enertec Technologies, Inc. for the three months ended March 31, 2014 and Unaudited Pro Forma Condensed Combined Statement of Operations of Micronet Enertec Technologies, Inc. for the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRONET ENERTEC TECHNOLOGIES, INC.

Dated: July 17, 2014	By:	/s/ David Lucatz
Name: David Lucatz
Title: President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Ziv Haft, Certified Public Accountants, BDO Member firm.

99.1	Audited Carve-out Financial Statements of the Vehicle Business of Beijer Electronics, Inc. as of and for the two years ended December 31, 2013.

99.2	Unaudited Carve-out Financial Statements of Vehicle Business of Beijer Electronics, Inc. as of and for the three months ended March 31, 2014.

99.3
Unaudited Pro Forma Condensed Combined Balance Sheet of Micronet Enertec Technologies, Inc.  as of March 31, 2014, Unaudited Pro Forma Condensed Combined Statements of Operations of Micronet Enertec Technologies, Inc. for the three months ended March 31, 2014 and Unaudited Pro Forma Condensed Combined Statement of Operations of Micronet Enertec Technologies, Inc. for the year ended December 31, 2013.